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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 2, 2001



                         LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                  1-12881                    75-2085454
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


                          15660 North Dallas Parkway
                                   Suite 500
                             Dallas, Texas  75248
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (972) 770-6401

                                 Not applicable
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    Attached is the Underwriting Agreement dated May 2, 2001, among Lone Star
Technologies, Inc. ("Lone Star"), Alpine Capital, L.P. ("Alpine"), as the selling shareholder, and Bear, Stearns & Co. Inc., as underwriter, executed in connection with the sale by Lone Star and Alpine of 1,150,000 and 575,000 shares, respectively, of Lone Star common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

    (c)  EXHIBITS.

99.1 Underwriting Agreement dated May 2, 2001, among Lone Star, Alpine, as the selling shareholder, and Bear, Stearns & Co. Inc., as underwriter, executed in connection with the sale by Lone Star and Alpine of 1,150,000 and 575,000 shares, respectively, of Lone Star common stock.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LONE STAR TECHNOLOGIES, INC.

                                       By:  /s/ Charles J. Keszler
                                       -----------------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance and
                                            Chief Financial Officer

Date:  May 14, 2001

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                               INDEX TO EXHIBITS

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
Item
Number    Exhibit
------    -------
99.1      Underwriting Agreement dated May 2, 2001, among Lone Star, Alpine, as the selling shareholder, and Bear, Stearns & Co. Inc., as underwriter, executed in connection with the sale by Lone Star and Alpine of
          1,150,000 and 575,000 shares, respectively, of Lone Star common stock.
